UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2007

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

4695 MacArthur Court, 11th Floor

Newport Beach, CA 92660

(949) 798-5541

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a)       Previously on June 28, 2007, the Registrant entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Registrant, RFI Sub, Inc., a California corporation and wholly-owned subsidiary of the Registrant (“Merger Sub”), and Grant Bettingen, Inc. (“GBI”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into GBI, with GBI as the surviving corporation and new wholly owned subsidiary of the Registrant.

On September 7, 2007, the Registrant, Merger Sub, and GBI entered into Amendment No. 1 to the previously executed Merger Agreement. Pursuant to the amendment, Section 8.1 of the Merger Agreement was amended to extend the termination date of the Merger from January 31, 2008 to March 31, 2008. Additionally, the parties acknowledged the Registrant’s desire to purchase 15% of GBI prior to the consummation of the Merger, which is discussed in greater detail below, and also clarified a schedule to the Merger Agreement.

The foregoing description of the Amendment No. 1 to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1, attached to this Current Report as Exhibit 2.7(b) and is incorporated into this Item by reference.

(b)       As mentioned above, pursuant to Amendment No. 1 to the Merger Agreement, on September 7, 2007 the Registrant agreed to purchase 16 shares of GBI common stock prior to the consummation of the Merger with GBI, which represents approximately 15% of the outstanding common stock of GBI, through the execution of a Share Purchase Agreement dated September 7, 2007.

Pursuant to the Share Purchase Agreement, the Registrant agreed to purchase the 16 shares of GBI for total consideration of $360,000, payable in the following increments: $100,000 previously paid on or about August 31, 2007; and an additional $52,000 every 30 days from the day of closing up until the total of $360,000 has been paid. This consideration is in addition to the previously negotiated consideration set forth in the Merger Agreement.

In the event the Merger is not consummated, GBI shall have the right to repurchase the shares from the Registrant for 24 months from the termination date of the Merger. If at the time of the Merger termination, GBI is performing at a level above 50% but below 100% of the business plan, which will be measured by an increase in revenue and net income, then the repurchase price will be the full consideration amount of $360,000. However, if GBI’s performance is equal to or exceeds 100% of the business plan, then a 25% premium will be added to the repurchase price for a total of $450,000. Finally, if GBI’s performance is equal to or less than 50% of the business plan, then a 25% discount shall be deducted from the repurchase price for a total of $270,000.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, attached to this Current Report as Exhibit 10.9 and is incorporated into this Item by reference.

The completion of the merger is subject to the satisfaction of several conditions, including the following: (i) NASD approval of GBI’s Continuation in Membership Application; (ii) the execution of employment agreements between the Surviving Entity and key GBI employees; the execution of an employment agreement between the Registrant and Grant Bettingen as well as a non-competition agreement from Grant Bettingen; (iv) the delivery by GBI of audited financial statements; and (v) such other customary conditions with respect to transactions of this type.

(c)       On September 11, 2007, the Registrant entered into a consulting agreement (“Consulting Agreement”) with Kathleen M. McPherson. Ms. McPherson will provide consulting services in the area of corporate structure, marketing, strategic alliances, and other matters relating to the management and growth of the Registrant. Pursuant to the Consulting Agreement, Ms. McPherson will receive $15,000 per month for her services and be reimbursed for out of pocket expenses incurred as a result of the Consulting Agreement. In addition, the Registrant has agreed to issue a total of 1,000,000 shares of its common stock to Ms. McPherson pursuant to the Consulting Agreement. The first 500,000 shares will be issued within 120 days of signing the Consulting Agreement and upon the execution of an Employment Letter of Intent by the Registrant with Ms. McPherson. The remaining 500,000 shares will be issued upon Ms. McPherson becoming an employee of the Registrant or any of its subsidiaries unless Ms. McPherson elects to not convert her status to an employee of the Registrant. In the event, the Registrant does not elect to convert Ms. McPherson to employee status, the remaining 500,000 shares will be issued at the termination of the Consulting Agreement or August 30, 2008, which ever is sooner.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, attached to this Current Report as Exhibit 10.10 and is incorporated into this Item by reference.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

In conjunction with the completion of the share purchase agreement with GBI described in Item 1.01 above, the Registrant entered into an agreement to acquire 15% of GBI for $360,000.

About GBI

Grant Bettingen, Inc. (“GBI”) is a licensed NASD firm providing diversified investment banking and securities transaction services. The firm has been operating continuously in the Newport Beach-Irvine, California area since 1985.

GBI has put together a professional team of investment bankers, investment advisors and securities representatives dedicated to uncovering today’s business and investment strategies for its corporate and individual clientele.

GBI prides itself in taking the time to thoroughly explain the nature of opportunities or the constraints of various financial strategies and investment decisions.

The founder and President, Grant Bettingen, has guided GBI to be well positioned with a solid reputation in the industry for good business and ethical practices. He is well regarded by clients, contemporaries and competitors.

Mr. Bettingen is respectfully recognized as an established member of the community in part from an early and successful pioneering California family involved in investments, business, real estate and energy. Mr. Bettingen is supported and complemented by an experienced core management and advisory team of employees and associates, some of whom have worked with GBI nearly fifteen years.

Forward-Looking Statements

This Current Report and the exhibit filed with it contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger Agreement and the Share Purchase Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about the Registrant and risks related to the Registrant’s business are detailed in the Registrant’s most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, and its Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. The Registrant does not undertake an obligation to update forward-looking statements.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On September 11, 2007, the Registrant authorized the issuance of 1,000,000 shares of its restricted common stock pursuant to the Consulting Agreement with Kathleen McPherson. The first 500,000 shares will be issued within 120 days of signing the Consulting Agreement and upon the execution of an Employment Letter of Intent by the Registrant with Ms. McPherson. The remaining 500,000 shares will be issued upon Ms. McPherson becoming an employee of the Registrant or any of its subsidiaries unless Ms. McPherson elects to not convert her status to an employee of the Registrant. In the event, the Registrant does not elect to convert Ms. McPherson to employee status, the remaining 500,000 shares will be issued at the termination of the Consulting Agreement or August 30, 2008, which ever is sooner.

The Registrant believes that the issuance of the shares described above will be exempt from registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of

Section 4(2). The shares will be issued directly by the Registrant and the authorization did not involve a public offering or general solicitation. Ms. McPherson was afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make her investment decisions, including the Registrant’s financial statements and 34 Act reports. The Registrant reasonably believed that Ms. McPherson, immediately prior to authorizing the issuance of the shares, had such knowledge and experience in the Registrant’s financial and business matters that she was capable of evaluating the merits and risks of her investment. Ms. McPherson had the opportunity to speak with Registrant’s management on several occasions prior to her investment decision.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
2.7(b)	Amendment No.1 to the Merger Agreement among Rubicon Financial Incorporated, RFI Sub, Inc. and Grant Bettingen, Inc., dated September 7, 2007.
10.9	Share Purchase Agreement between Rubicon Financial Incorporated and Grant Bettingen, Inc., dated September 7, 2007.
10.10	Consulting Agreement with Ms. Kathleen McPherson, dated September 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: September 13, 2007

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